THE GROWTH FUND
OF SPAIN, INC.

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

                      " . . . One objective we had for this period was to bring our cash down and get the fund more fully invested in the market. We made that change and now the cash range is roughly between three and five percent . . . "

                                                       [KEMPER FUNDS LOGO]

CONTENTS
                                                       3
                                       Economic Overview
                                                       5
                                      Performance Update
                                                       7
                                        Largest Holdings
                                    Portfolio Statistics
                                                       8
                                Portfolio of Investments
                                                      10
                                    Financial Statements
                                                      12
                           Notes to Financial Statements
                                                      15
                                    Financial Highlights
--------------------------------------------------------------------------------
AT A GLANCE

--------------------------------------------------------------------------------
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997

                            BASED
                             ON
                             NET    BASED ON
                            ASSET    MARKET
                            VALUE    VALUE
--------------------------------------------
THE GROWTH FUND
OF SPAIN, INC.             18.48  %  21.72  %
--------------------------------------------

--------------------------------------------------------------------------------
 NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------

                            AS OF    AS OF
                           5/31/97  11/30/96
--------------------------------------------
NET ASSET VALUE            $17.39   $ 15.67
--------------------------------------------
MARKET PRICE               $14.125  $ 12.50
--------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX-MONTH PERIOD, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER
SHARE:

------------------------------------------
INCOME DIVIDEND                      $0.17
------------------------------------------
SHORT-TERM CAPITAL GAIN              $0.32
------------------------------------------
LONG-TERM CAPITAL GAIN               $0.51
------------------------------------------

Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

--------------------------------------------------------------------------------
TERMS TO KNOW

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore a greater risk to capital.

MARKET PRICE The last reported price at which a security was sold on an exchange.

--------------------------------------------------------------------------------
SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

  On May 29, 1997, an annual shareholders' meeting was held. The Growth Fund of Spain, Inc. shareholders were asked to vote on three separate issues: election of two members to the Board of Directors, ratification of Ernst & Young LLP as independent auditors and elimination of the fund's current staggered system of electing directors. Items 1 and 2 were approved by the requisite number of shareholder votes. Item 3 was not approved by the requisite number of shareholder votes. Following are the results for each issue:

1) Election of Directors (See back page for a complete list of Directors)

                   FOR          WITHHELD
James E. Akins      11,757,901   1,158,551
John B. Tingleff    11,693,614   1,222,838

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

FOR          AGAINST    ABSTAIN
 12,569,067    277,493      69,891

3) Eliminate the fund's current staggered system of electing directors

FOR          AGAINST    ABSTAIN
  6,507,893    219,958      98,067

--------------------------------------------------------------------------------
ECONOMIC OVERVIEW

  [PHOTO] STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long-term implications for financial markets.
  The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.
  Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.
  Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.
  Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.
  In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.
  Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.
  A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

--------------------------------------------------------------------------------
ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------
  Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
      The following are some significant economic expansion guideposts and their investment rationale that may help your investment decision-making.
  The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            NOW (6/30/97)     6 MONTHS AGO     1 YEAR AGO    2 YEARS AGO
10-year Treasury rate(1)              6.49%            6.58%         6.87%          6.28%
Prime rate(2)                         8.50%            8.25%         8.25%          8.80%
Inflation rate(3)                     2.30%            3.04%         2.95%          2.76%
The U.S. dollar(4)                    5.52%            4.59%         8.35%         -7.04%
Capital goods orders(5)*              8.17%            2.23%         2.44%          8.24%
Industrial production(5)              3.84%            4.84%         3.38%          2.36%
Employment growth(6)                  2.12%            2.41%         2.18%          2.46%

     (1) Falling interest rates in recent years have been a big plus for financial assets.
     (2) The interest rate that commercial lenders charge their best borrowers.
     (3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
     (4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
     (5) These influence corporate profits and equity performance.
     (6) An influence on family income and retail sales.
   * Data as of May 31, 1997.

   SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

Sincerely,

[SIGNATURE]

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

THE SPANISH MARKET CONTINUED TO OFFER TOP PERFORMANCE WITH A SIX-MONTH MADRID STOCK EXCHANGE GENERAL INDEX* RETURN OF 16.92 PERCENT, IN U.S. DOLLAR TERMS. THE FUND TOPPED THIS PERFORMANCE, WITH AN 18.48 PERCENT RETURN (BASED ON NET ASSET VALUE) BUT LAGGED ITS PEERS (DUE PARTIALLY TO A LESSER EXPOSURE TO THE FINANCIAL SECTOR). FOLLOWING, FUND MANAGEMENT DISCUSSES THE MARKET AND THE FUND'S PERFORMANCE.

[PHOTO]
DENNIS FERRO BECAME PORTFOLIO CO-MANAGER OF THE FUND IN MARCH 1994, WHEN HE JOINED KEMPER. FERRO HOLDS AN M.B.A IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS MANAGING DIRECTOR OF INTERNATIONAL EQUITIES FOR ZURICH INVESTMENT MANAGEMENT LIMITED, A LONDON-BASED AFFILIATE OF ZURICH KEMPER INVESTMENTS, AND A CHARTERED FINANCIAL ANALYST.

EDUARDO SUAREZ HAS BEEN A PORTFOLIO CO-MANAGER OF THE FUND SINCE ITS INCEPTION IN FEBRUARY, 1990. HE IS THE CHIEF EXECUTIVE OFFICER OF BSN GESTION DE PATRIMONIOS, S.A., S.G.C. SUAREZ RECEIVED A LAW DEGREE FROM DEUSTO UNIVERSITY IN 1977 AND A BUSINESS ADMINISTRATION DEGREE FROM ICADE IN 1978.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

----
 Q
     HOW DID YOU POSITION THE FUND DURING THE PERIOD TO ACHIEVE MORE THAN AN 18 PERCENT RETURN (BASED ON NET ASSET VALUE) AND WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS?
----
 A
     One adjustment we made early on was to our cash position. Last year we held as much as 15 percent cash in the fund at certain points. One objective we had for this period was to bring our cash down and get the fund more fully invested in the market. We made that change and now the cash range is roughly between three and five percent. We plan to maintain this less defensive posture as long as the market continues to offer sound investment opportunities and strong performance. This lower cash position is more in line with the fund's peers.
  The banking sector was the top performing sector and a main focus in the fund. Banco Bilbao Vizcaya, our largest holding, has been a top performer in the sector. Bankinter and Banco Popular were other banks we held that provided strong returns.
  A second prominent area of the market is the utility sector. Our exposure in this area was in line with the index. Utilities lagged financials due to uncertainty created by changes in regulations and in price setting by the government. We had some very good performers, like Endesa and Sevillana, but we also had a few laggards.
  We have been increasing the fund's exposure to small and mid capitalization companies because they are doing very well in Spain. We participated in the Telepizza initial public offering and saw significant gains before taking profits on the holding. Azkoyen, a manufacturer of vending machines, also showed strength.
                                                                               5

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

                            * Madrid Stock Exchange (MSE) General Index is an
                              unmanaged group of the most frequently traded stocks on the Madrid Stock Exchange. The MSE General Index is comprised of banks and financials, telecommunications and motorways, construction, utilities, food, investment companies, metals and machinery, oil and chemicals, and miscellaneous.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE

----
 Q
     HOW IS THE FUND BENEFITING FROM THE PRIVATIZATION EFFORTS THAT ARE TAKING PLACE IN SPAIN?
----
 A
     The privatization of state-owned industries has been an ongoing process and success for the country. Telefonica, a telecommunications company and our second largest position in the fund, became fully privatized during the period and recently entered into an agreement with British Telecommunications and MCI Communications Corp. Our third largest position in the fund is Endesa, the dominant electricity generator and distributor in Spain. It has been partially sold with the next portion scheduled to reach the market in the fall. The listing of Repsol, an oil producer and our fifth largest holding, was completed in April.
  These offerings have been very popular and the government is anxious to fuel the capitalist spirit that is sweeping the country. At the beginning of this year the inflow of domestic cash into mutual funds and stocks was very heavy. This is not surprising considering the kind of performance Spain is providing. It has been the best performing market in Europe for the past year and on a year-to-date basis.
----
 Q
     WHAT EFFECTS ARE THE EUROPEAN MONETARY UNION (EMU) EFFORTS HAVING ON SPAIN?
----
 A
     Generally, the country and the markets are benefiting significantly from the unification initiative. The drive to bring down the budget deficit caused payments on the deficit to drop. Because interest payments and inflation have come down, the interest burden for both corporations and individuals has been reduced dramatically as well.
  Also, despite EMU fiscal restraints, gross domestic product growth in Spain has been much higher than some of the large European countries like France and Germany. Money that left the country a few years ago because European corporations were frustrated with the slow level of advance in Spain, is now coming back into the country.
  In addition to EMU, the economy is seeing new strength due to labor market deregulation. In Spain and throughout Europe, we are seeing a softening in labor regulations which makes it easier for companies to operate. Deregulation of the labor market and privatization has also helped the inflation numbers. The latest inflation number was 1.5 percent in May which is tremendously low for Spain.
  Another feature we saw in the markets was banks buying shares of industrial companies in Spain. This had a positive effect on the share price of those industries. Banks have made these investments because they have excess liquidity on their balance sheets. They are taking stakes in several of the newly privatized utility and energy companies. This is beneficial for the share price and boosts the financial performance of banks.
----
 Q
     WERE THERE ANY OPPORTUNITIES THAT YOU MISSED DURING THE PERIOD?
----
 A
     While we succeeded in reducing our cash position, we did miss some opportunities early on because we didn't have those dollars fully invested yet.
----
 Q
     WHAT IS YOUR OUTLOOK FOR THE SPANISH MARKET FOR THE COMING MONTHS?
----
 A
     The Spanish market has been the leading market in Europe and we continue to be optimistic about its outlook. Real interest rates in Spain are still quite high so there is a possibility of further rate cuts. We expect the credibility of the budget policy and strength of the currency to continue to attract new money to both the bond and the equity markets in Spain. We still think that the Spanish banks, if you look at their balance sheets and their growth profile, are the most attractive banks within Europe and the most undervalued ones. For these reasons, we believe their strength should continue and they will remain a focus in the fund.
  The market in general is fairly valued considering the quality and growth prospects of the listed companies, therefore investor interest is not likely to taper off in the near future. We expect inflation levels to remain low. If Spain is included in the single currency, which seems very likely from a numbers standpoint, that should give yet another boost to the market.

--------------------------------------------------------------------------------
LARGEST HOLDINGS

THE FUND'S FIVE LARGEST HOLDINGS*

REPRESENTING 35% OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1997

------------------------------------------------------------------
       HOLDINGS                                            PERCENT
------------------------------------------------------------------
------------------------------------------------------------------
1      BANCO BILBAO VIZCAYA (BANKING)                           9%
------------------------------------------------------------------
2      TELEFONICA DE ESPANA (TELECOMMUNICATIONS)                9%
------------------------------------------------------------------
3      ENDESA (UTILITIES)                                       7%
------------------------------------------------------------------
4      BANKINTER (BANKING)                                      5%
------------------------------------------------------------------
5      REPSOL (CHEMICALS)                                       5%
------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                           ON 05/31/97  ON 11/30/96
SPANISH EQUITIES                  95%          89%
---------------------------------------------------
SPANISH PESETA TIME
DEPOSITS                           2            8
---------------------------------------------------
CASH EQUIVALENTS                   3            3
---------------------------------------------------
                                 100%         100%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     ON 5/31/97
Spanish equities                               95%
Spanish peseta time deposits                    2%
Cash equivalents                                3%
                                       On 11/30/96
Spanish equities                               89%
Spanish peseta time deposits                    8%
Cash equivalents                                3%

-------------------------------------------------------------------

* Portfolio holdings and composition are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

THE GROWTH FUND OF SPAIN, INC.
Portfolio of Investments at May 31, 1997
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
 COMMON STOCKS                                                                        SHARES      VALUE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
BANKING--26.4%
                               Argentaria                                            180,000   $  8,982
                               Banco Bilbao Vizcaya                                  378,752     26,878
                               Banco Central Hispano                                 148,490      4,801
                               Banco de Andalucia                                     31,530      5,091
                               Banco Pastor, S.A.                                     17,500      1,092
                               Banco Popular Espanol                                  67,500     14,357
                               Bankinter                                              87,500     14,826
                               -------------------------------------------------------------------------
                                                                                                 76,027
--------------------------------------------------------------------------------------------------------
CHEMICALS AND ENERGY--5.3%
                               Cristaleria                                             8,149        651
                               Repsol                                                350,000     14,675
                               -------------------------------------------------------------------------
                                                                                                 15,326
--------------------------------------------------------------------------------------------------------
CONSTRUCTION AND PROPERTY
DEVELOPMENT--9.3%
                               Cubiertas, S.A.                                        26,881      2,915
                               Fomento de Construcciones y Contratas (FCC)            96,000     10,705
                               Inmobiliaria Metropolitana Vasco Central,
                                 (Metrovacesa)                                        30,000      1,168
                               Vallehermoso                                          475,000     12,015
                               -------------------------------------------------------------------------
                                                                                                 26,803
--------------------------------------------------------------------------------------------------------
CONSUMER GOODS--5.2%
                               Centros Commerciales Pryca                            512,500     10,300
                               Prosegur, Cia de Seguridad, S.A.                      150,000      1,965
                               Vidrala, S.A.                                          60,000      2,528
                               -------------------------------------------------------------------------
                                                                                                 14,793
--------------------------------------------------------------------------------------------------------
ELECTRIC AND OTHER
UTILITIES--25.8%
                               Cantabrico                                            167,306      6,539
                               Compania Sevillana de Electricidad                    921,811      8,848
                               Empresa Nacional de Electricidad (ENDESA)             262,500     20,084
                               Fuerzas Electricas de Cataluna (FECSA)                575,000      5,021
                               Gas Natural                                            37,500      7,162
                               Gas y Electricidad (GESA)                              70,000      3,978
                               Iberdrola                                           1,190,000     14,638
                               Union Electrica Fenosa                                900,000      7,984
                               -------------------------------------------------------------------------
                                                                                                 74,254
--------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--1.2%
                               Alba                                                   32,154      3,543
                               -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
METALS AND ENGINEERING--9.0%
                               Acerinox                                               50,000      8,406
                               Azkoyen
                                 common stock                                         44,817      5,650
                                 rights                                               74,486      2,199
                               Zardoya Otis                                           76,316      9,573
                               -------------------------------------------------------------------------
                                                                                                 25,828
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS
AND MOTORWAYS--12.9%
                               Aumar                                                 375,000      5,432
                               Autopistas Concesionaria (ACESA)                      500,000      6,168
                               Telefonica de Espana                                  880,000     25,431
                               -------------------------------------------------------------------------
                                                                                                 37,031
                               -------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--95.1%
                               (Cost: $178,589)                                                 273,605
                               -------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
 MONEY MARKET                                                                        PRINCIPAL
 INSTRUMENT--2.0%                                                                       AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------
                               Yield--5.27%
                               Due--June 1997
                               (Cost: $5,885)
                               (Principal amount in Spanish Pesetas)
                               Banco Exterior Internacional                        845,478,851   $  5,859
                               ---------------------------------------------------------------------------
                               TOTAL INVESTMENTS--97.1%
                               (Cost: $184,474)                                                   279,464
                               ---------------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--2.9%                        8,243
                               ---------------------------------------------------------------------------
                               NET ASSETS--100%                                                  $287,707
                               ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $184,474,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $95,200,000, the gross unrealized depreciation was $210,000 and the net unrealized appreciation on investments was $94,990,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1997
(IN THOUSANDS)

---------------------------------------------------
 ASSETS
---------------------------------------------------
Investments, at value
(Cost: $184,474)                          $279,464
---------------------------------------------------
Cash (including foreign currency of
$10,514 with a cost of $10,565)             10,607
---------------------------------------------------
Receivable for:
  Investments sold                             365
---------------------------------------------------
  Dividends and interest                       393
---------------------------------------------------
    TOTAL ASSETS                           290,829
---------------------------------------------------
---------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------
Payable for:
  Investments purchased                      2,871
---------------------------------------------------
  Management fee                               242
---------------------------------------------------
  Directors' fees and other                      9
---------------------------------------------------
    Total liabilities                        3,122
---------------------------------------------------
NET ASSETS                                $287,707
---------------------------------------------------
---------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------
Paid-in capital                           $183,648
---------------------------------------------------
Accumulated net realized gain on
investments and foreign currency
transactions                                 9,265
---------------------------------------------------
Net unrealized appreciation on
investments and assets and liabilities
in foreign currencies                       93,204
---------------------------------------------------
Undistributed net investment income          1,590
---------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $287,707
---------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR
VALUE
($287,707  DIVIDED BY 16,545 shares
outstanding)                              $  17.39
---------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended May 31, 1997
(IN THOUSANDS)

--------------------------------------------------
 NET INVESTMENT INCOME
--------------------------------------------------
 Dividends                                $ 3,358
--------------------------------------------------
 Interest                                     399
--------------------------------------------------
                                            3,757
--------------------------------------------------
 Less foreign taxes withheld                  419
--------------------------------------------------
    Total investment income                 3,338
--------------------------------------------------
 Expenses:
  Management fee                            1,320
--------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                             79
--------------------------------------------------
  Professional fees                            89
--------------------------------------------------
  Directors' fees and other                    61
--------------------------------------------------
    Total expenses                          1,549
--------------------------------------------------
NET INVESTMENT INCOME                       1,789
--------------------------------------------------
--------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------
 Net realized gain on sales of
 investments and foreign currency
 transactions                               9,794
--------------------------------------------------
 Change in net unrealized appreciation
 on investments and assets and
 liabilities in foreign currencies         32,686
--------------------------------------------------
Net gain on investments                    42,480
--------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $44,269
--------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                          SIX MONTHS
                                             ENDED          YEAR ENDED
                                         MAY 31, 1997    NOVEMBER 30, 1996
---------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
  Net investment income                    $   1,789                 5,849
---------------------------------------------------------------------------
  Net realized gain                            9,794                11,311
---------------------------------------------------------------------------
  Change in net unrealized appreciation       32,686                33,898
---------------------------------------------------------------------------
Net increase in net assets resulting
from operations                               44,269                51,058
---------------------------------------------------------------------------
  Distribution from net investment
  income                                      (2,854)               (7,157)
---------------------------------------------------------------------------
  Distribution from net realized gain        (13,931)               (4,942)
---------------------------------------------------------------------------
Total dividends to shareholders              (16,785)              (12,099)
---------------------------------------------------------------------------
Payment for shares repurchased
(295 shares and 259 shares,
respectively)                                 (3,712)               (3,021)
---------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                  23,772                35,938
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------
Beginning of period                          263,935               227,997
---------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $1,590 and $2,654,
respectively)                              $ 287,707               263,935
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  SIGNIFICANT
   ACCOUNTING POLICIES
                             DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. All securities that are traded on a Spanish securities exchange and for which market quotations are readily available are valued at the closing value on the principal exchange on which the securities are traded on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. If there are no quotations available for the day of valuation, the last available closing price will be used. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked priced is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the exchange on which they are traded. Over-the-counter traded options are valued based upon current prices provided by market makers. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in Spanish pesetas are converted into U.S. dollar values at the mean between the bid and offered quotations of that currency against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Directors. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions, such as

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             foreign currency transactions, differently from generally accepted accounting principles.
--------------------------------------------------------------------------------
2  TRANSACTIONS WITH
   AFFILIATES
                             The Fund has a management agreement with Zurich Kemper Investments, Inc. (ZKI), and pays a management fee at an annual rate of 1% of average weekly net assets. The Fund incurred a management fee of $1,320,000 for the six months ended May 31, 1997.

                             ZKI utilizes the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. (the Spanish Adviser) pursuant to a sub-advisory agreement entered into between ZKI and the Spanish Adviser. For services provided under the sub-advisory agreement, ZKI pays a fee at an annual rate of .35% of the Fund's average weekly net assets to the Spanish Adviser. During the six months ended May 31, 1997, ZKI incurred fees of $462,000 to the Spanish Adviser.

                             Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $12,000 for the six months ended May 31, 1997.

                             The Fund has a custodian agreement with Banco Santander, an affiliate of the Spanish Adviser, for custody of the Fund's Spanish securities. For the six months ended May 31, 1997, the Fund incurred custody fees of $67,000 to Banco Santander.

                             Brokerage commissions paid on securities transactions to BSN Sociedad de Valores y Bolsa, an affiliate of the Spanish Adviser, amounted to $51,000 for the six months ended May 31, 1997.

                             Certain officers or directors of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no payments to its officers and incurred directors' fees of $12,000 to independent directors.
--------------------------------------------------------------------------------
3  INVESTMENT
   TRANSACTIONS
                             For the six months ended May 31, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):

Purchases                                 $45,416
Proceeds from sales                        51,231

--------------------------------------------------------------------------------
4  REPURCHASE OF
   SHARES
                             The Board of Directors of the Fund has authorized the open market repurchase and retirement of up to three million shares (1,464,000 repurchased to date) of the Fund's outstanding stock. Shares repurchased during each of the last two periods are as follows:

                                         SIX MONTHS ENDED   YEAR ENDED
                                             MAY 31,       NOVEMBER 30,
                                               1997            1996
                                         ----------------  ------------
Number of shares                               295,000        259,000
Weighted average discount to net asset
value                                               19%            19%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  FORWARD FOREIGN
   CURRENCY CONTRACTS
                             In order to protect itself against a decline in the value of the Spanish peseta against the U.S. Dollar, the Fund has entered into a forward contract to deliver pesetas in exchange for U.S. Dollars. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on this contract is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At May 31, 1997, the Fund had entered into a forward contract to deliver SP 19 billion with a U.S. Dollar contract amount of $132,000,000. The settlement date of the contract occurs July, 1997, and the unrealized loss amounted to $1,709,000 at May 31, 1997.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                         SIX MONTHS
                                           ENDED             YEAR ENDED NOVEMBER 30,
                                          MAY 31,     --------------------------------------
                                            1997       1996      1995      1994      1993
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   15.67      13.33     12.40     10.67      8.99
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .11        .36       .37       .32       .40
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain            2.61       2.69      1.01      1.41      1.28
--------------------------------------------------------------------------------------------
Total from investment operations              2.72       3.05      1.38      1.73      1.68
--------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .17        .42       .45        --        --
--------------------------------------------------------------------------------------------
  Distribution from net realized gain          .83        .29        --        --        --
--------------------------------------------------------------------------------------------
Total dividends                               1.00        .71       .45        --        --
--------------------------------------------------------------------------------------------
Net asset value, end of period           $   17.39      15.67     13.33     12.40     10.67
--------------------------------------------------------------------------------------------
Market value, end of period              $   14.13      12.50     10.88     10.00      9.63
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
--------------------------------------------------------------------------------------------
Based on net asset value                     18.48%     24.12     11.62     16.21     18.69
--------------------------------------------------------------------------------------------
Based on market value                        21.72%     22.38     13.88      3.90     28.33
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                      1.17%      1.25      1.22      1.23      1.22
--------------------------------------------------------------------------------------------
Net investment income                         1.36%      2.46      2.89      2.57      3.97
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $ 287,707    263,935   227,997   213,972   184,884
--------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            35%        45        69        85        50
--------------------------------------------------------------------------------------------

Average commmission rates paid per share on stock transactions for the six months ended May 31, 1997 and the year ended November 30, 1996 were $.0681 and $.0609, respectively.
--------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

--------------------------------------------------------------------------------
TRUSTEES&OFFICERS

DIRECTORS

STEPHEN B. TIMBERS
President and Trustee

JAMES E. ATKINS
Director

ARTHUR R. GOTTSCHALK
Director

FREDERICK T. KELSEY
Director

DOMINIQUE P. MORAX
Director

FRED B. RENWICK
Director

JOHN B. TINGLEFF
Director

JOHN G. WEITHERS
Director

OFFICERS

DENNIS H. FERRO
Vice President

CHARLES R. MANZONI, JR.
Vice President

JOHN E. NEAL
Vice President

STEVEN H. REYNOLDS
Vice President

PHILIP J. COLLORA
Vice President
and Secretary

JEROME L. DUFFY
Treasurer

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
LEGAL COUNSEL                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 North LaSalle Street
                                        Chicago, Illinois 60601

------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT               ZURICH KEMPER SERVICE COMPANY
                                        P.O. Box 419066
                                        Kansas City, MO 64141

------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT            INVESTORS FIDUCIARY TRUST COMPANY
                                        127 West 10th Street
                                        Kansas City, MO 64105

------------------------------------------------------------------------------
FOREIGN CUSTODIAN                       BANCO SANTANDER
                                        Madrid, Spain

------------------------------------------------------------------------------
INDEPENDENT AUDITORS                    ERNST & YOUNG LLP
                                        233 South Wacker Drive
                                        Chicago, IL 60606

------------------------------------------------------------------------------
INVESTMENT MANAGER                      ZURICH KEMPER INVESTMENTS, INC.
                                        222 South Riverside Plaza  Chicago, IL
                                        60606
                                        www.kemper.com

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